Exhibit 10.1
FIRST AMENDMENT
     FIRST AMENDMENT dated as of February 19, 2010 (this “Amendment”), among COUSINS PROPERTIES INCORPORATED, a Georgia corporation (the “Borrower”), the parties from time to time identified by the Borrower as Co-Borrowers pursuant to Section 6.12 of the Credit Agreement (as defined below), the Guarantors (as defined in the Credit Agreement), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, BANC OF AMERICA SECURITIES LLC, as Sole Lead Arranger and Sole Book Manager, EUROHYPO AG, NEW YORK BRANCH, as Syndication Agent, PNC BANK, NATIONAL ASSOCIATION, WACHOVIA BANK, NATIONAL ASSOCIATION, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agents, NORDDEUTSCHE LANDESBANK GIROZENTRALE, as Managing Agent and AAREAL CAPITAL CORPORATION, CHARTER ONE BANK, N.A. and REGIONS BANK, as Co-Agents.
     PRELIMINARY STATEMENTS:
(1)	The Borrower, the Co-Borrowers, certain of the Guarantors, each Lender party thereto, the Administrative Agent, the Syndication Agent, the Documentation Agents, the Managing Agent and the Co-Agents have entered into an Amended and Restated Credit Agreement, dated as of August 29, 2007 (the “Credit Agreement”). The Credit Agreement, as amended by, and together with this Amendment, and as may be further amended, supplemented or otherwise modified from time to time, is referred to herein as the “Amended Agreement”. Capitalized terms used but not defined in this Amendment shall have the meanings assigned to them in the Credit Agreement.

(2)	The Borrower has requested the Lenders amend the Credit Agreement as set forth below.
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:
     Section 1.01 Amendments to Section 1.01.
     (a) The definitions of “Aggregate Revolving Credit Commitments”, “Applicable Capitalization Rate”, “Applicable Rate”, “Consolidated Fixed Charge Coverage Ratio”, “Consolidated Leverage Ratio”, “Fee Letter” and “Swing Line Sublimit” set forth in Section 1.01 of the Credit Agreement are hereby deleted in their entirety and replaced with the following:
     ““Aggregate Revolving Credit Commitments” means the aggregate Revolving Credit Commitments of all the Revolving Credit Lenders, as adjusted from time to time in accordance with the terms of this Agreement. The Aggregate Revolving Credit Commitments as of the First Amendment Effective Date shall be $350,000,000.”

     “Applicable Capitalization Rate” means (i) 8.50% for Income Producing Assets primarily constituting office space; (ii) 8.50% for Income Producing Assets primarily constituting retail space, (iii) 8.50% for Income Producing Assets primarily constituting industrial space, (iv) 8.50% for Income Producing Assets primarily constituting apartments and (v) 8.50% for other Income Producing Assets that are not described in clauses (i), (ii), (iii) and (iv) preceding; provided, that, in order for any Income Producing Assets to be included in calculations under this Agreement pursuant to this clause (v), such Income Producing Assets must be approved for inclusion by the Administrative Agent.
     “Applicable Rate” means, from time to time, for the purposes of calculating (a) the interest rate applicable to Eurodollar Rate Loans for the purposes of Section 2.08, (b) the interest rate applicable to Base Rate Loans for the purposes of Section 2.08 or (c) the Letter of Credit Fee for the purposes of Section 2.03(i), the following percentages per annum, based upon the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(b):

Applicable Rate for the Revolving Credit Facility and the Term Facility:
Pricing	Consolidated	Eurodollar Rate Loans
Level	Leverage Ratio	Letter of Credit Fee	Base Rate Loans
1	≤ 0.35:1	1.75%	0.75%
2	> 0.35:1 but ≤ 0.45:1	2.00%	1.00%
3	> 0.45:1	2.25%	1.25%
     Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(b); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then Pricing Level 3 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered (until such time as such delinquent Compliance Certificate is delivered). The Applicable Rate in effect on the First Amendment Effective Date shall be Pricing Level 2.
     “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Adjusted Consolidated EBITDA for the Measurement Period ending on such date plus, to the extent incurred in such Measurement Period, actual expenses incurred under (i) any Swap Contracts entered into in connection with the Loans and that terminated in the fourth calendar quarter of 2009, in an aggregate amount up to but not exceeding $2,765,000 and (ii) any Swap Contracts entered into in connection with the Loans where the expenses incurred result from the prepayment of the Term Facility on or after the First Amendment Effective Date, in an aggregate amount up to but not exceeding $8,663,000, to (b) Fixed Charges for such Measurement Period.

     “Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Total Debt as of such date to (b) Total Assets as of such date.”
     “Fee Letter” means, whether one or more, the letter agreement, dated July 19, 2007, among the Borrower, the Administrative Agent and the Arranger, and the letter agreement dated January 25, 2010, among the Borrower, the Administrative Agent and the Arranger.
     “Swing Line Sublimit” means an amount equal to (a) $25,000,000, less (b) a percentage equal to the percentage reduction in the Revolving Credit Commitments below a level of $350,000,000. The Swing Line Sublimit is part of, and not in addition to, the Aggregate Revolving Credit Commitments.
     (b) The following definitions are hereby added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:
     ““Assumed Debt Service for Unsecured Debt” means, for any date of determination, an amount equal to the assumed principal and interest that would have been payable during the applicable Measurement Period with respect to Unsecured Debt of the Borrower and the Consolidated Entities as of such date of determination, calculated for all such Unsecured Debt of the Borrower and the Consolidated Entities outstanding as of the date of determination using a 30-year amortization for principal and an interest rate of 8.00% per annum.
     “Cash Assets” means, as of any date of determination, unrestricted cash and marketable securities of the Combined Parties.
     “Consolidated Unencumbered Mortgagability Ratio” means, as of any date of determination, the ratio of (a) Adjusted Unencumbered EBITDA for the Measurement Period ending on such date to (b) Assumed Debt Service for Unsecured Debt for such Measurement Period.
     “Facility Fee” has the meaning set forth in Section 2.09(a).
     “First Amendment” means that certain First Amendment dated as of February 19, 2010, among the Borrower, the Co-Borrowers, the Guarantors, the Lenders party thereto, the Administrative Agent, the Syndication Agents, the Documentation Agents, the Managing Agent and the Co-Agents.
     “First Amendment Effective Date” means the first date all the conditions precedent in Section 1.18 of the First Amendment are satisfied or waived in accordance with Section 10.01.
     “Revolving Credit Availability” means, as of any date of determination, the difference between (x) the Aggregate Revolving Credit Commitments as of such date, less (y) the aggregate outstanding principal amount of the Term Loans as of such date.”

     “Value of Cash Assets” means, as of any date, the sum of (a) the amount of cash included in Cash Assets, plus (b) an amount equal to (i) the market value of any marketable securities included in Cash Assets, less (ii) to the extent not included in Total Debt, any margin indebtedness with respect thereto; provided, that with respect to each asset the respective amounts used in calculating clauses (a) and (b) above shall be multiplied by (1) if such asset is owned by the Borrower or any Consolidated Entity, 100% (adjusted, in the case of such an asset owned by a Consolidated Entity, appropriately to reflect the relative direct and indirect economic interest (calculated as a percentage) of the Borrower in such Consolidated Entity determined in accordance with the applicable provisions of the organizational documents of such Consolidated Entity), and (2) if such asset is owned by an Unconsolidated Entity, the percentage of the Borrower’s direct or indirect ownership in the Unconsolidated Entity owning such asset.”
     (c) The definitions of “Daily Undrawn Amount”, “Daily Unused Fee”, “Daily Unused Percentage”, “Trust Preferred Securities”, “Trust Preferred Securities Issuer” and “Unused Fee” are hereby deleted in their entirety.
     Section 1.02 Amendment to Section 2.01(a). Section 2.01(a) of the Credit Agreement is hereby amended by deleting clause (i) in the proviso of the first grammatical sentence thereof in its entirety and by substituting the following therefor:
“...(i) the Total Revolving Credit Outstandings shall not exceed Revolving Credit Availability, ...”
     Section 1.03 Amendment to Section 2.03(a)(i). Section 2.03(a)(i) of the Credit Agreement is hereby amended by deleting clause (w) of the proviso of the first grammatical sentence thereof in its entirety and by substituting the following therefor:
“...(w) The Total Revolving Credit Outstandings shall not exceed Revolving Credit Availability, ...”
     Section 1.04 Amendment to Section 2.04(a). Section 2.04(a) of the Credit Agreement is hereby amended by deleting clause (i) of the proviso of the first grammatical sentence thereof in its entirety and by substituting the following therefor:
““...(i) the Total Revolving Credit Outstandings shall not exceed Revolving Credit Availability, ...”
     Section 1.05 Amendments to Section 2.06.
     (a) Section 2.06(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(a) Voluntary Terminations or Reductions. The Borrower may (as representative for all Borrower Parties), upon notice to the Administrative Agent, terminate the Revolving Credit Commitments, or from time to time permanently and irrevocably reduce the Revolving Credit Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. three (3) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof, (iii) the Borrower shall not terminate or reduce the Revolving Credit Commitments if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Credit Outstandings would exceed the Aggregate Revolving Credit Commitments, (iv) any reduction of the Aggregate Revolving Credit Commitments to an amount below $350,000,000 shall result in a reduction of the Swing Line Sublimit by a percentage equal to the percentage reduction in the Aggregate Revolving Credit Commitments below $350,000,000 and (v) the Letter of Credit Sublimit shall be automatically reduced in accordance with the definition thereof concurrently with any reduction in the Aggregate Revolving Credit Commitments. Any reduction of the Aggregate Revolving Credit Commitments shall be applied to the Revolving Credit Commitment of each Revolving Credit Lender according to its Pro Rata Share. All fees accrued until the effective date of any termination of the Aggregate Revolving Credit Commitments shall be paid on the effective date of such termination. Notwithstanding anything contained herein to the contrary, Borrower shall not be permitted to request a reduction in the Aggregate Revolving Credit Commitments pursuant to this Section 2.06 more than two (2) times during any twelve (12) month period. ”
     (b) Section 2.06(b) of the Credit Agreement is hereby deleted in its entirety and is hereby replaced with the following:
     “(b) [intentionally omitted].”
     (c) Section 2.06 (c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(c) General. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Facilities.”
     (d) Section 2.06 of the Credit Agreement is further amended by adding the following new subparagraph (d) thereto:
     “(d) The Borrower agrees to prepay the aggregate outstanding unpaid principal balance of the Term Loans by an amount equal to the Net Proceeds (defined below) of all Qualified Real Estate Asset Sales (defined below) on the terms set forth in this Section 2.06(d). For purposes of this Section 2.06(d), (i) the term “Net Proceeds” shall mean the difference between (A) total cash consideration paid or given to the Borrower or its applicable Subsidiary on account of any Qualified Real Estate Asset Sale, minus (B) the sum of (1) ordinary and customary closing costs and (2) the amount of any then outstanding indebtedness satisfied at or in contemplation of the applicable Qualified Real Estate Asset Sale which is secured by a mortgage lien on the applicable real estate asset sold, and (ii) the term “Qualified Real Estate Asset Sale” shall mean a sale by the Borrower or any of its Subsidiaries of any real estate asset to a third party resulting in gross cash consideration to the Borrower or its applicable Subsidiary in excess of $5,000,000; provided, that, no real estate asset sold, the proceeds of which are being held in contemplation of, or in fact used to consummate, a tax-free like-kind exchange under Section 1031 of the Code, shall be considered a “Qualified Real Estate Asset Sale”. Once the Net Proceeds of all Qualified Real Estate Asset Sales consummated on or after January 1, 2010 equal or exceed $50,000,000 in the aggregate, the then outstanding principal balance of all Term Loans must be prepaid within five (5) Business Days of the closing of the last Qualified Real Estate Asset Sale to cause Net Proceeds to equal or exceed $50,000,000, by an amount equal to the lesser of (x) the then aggregate outstanding principal balance of the Term Loans and (y) aggregate total of all Net Proceeds from all Qualified Real Estate Asset Sales consummated since January 1, 2010. After the initial Term Loan prepayment has been made as provided in the preceding sentence, a second Term Loan prepayment will be required once the aggregate Net Proceeds from all Qualified Real Estate Asset Sales occurring after the closing of the last Qualified Real Estate Asset Sale that caused Net Proceeds to equal or exceed $50,000,000 equal or exceed the then remaining outstanding balance of the aggregate Term Loans. The second Term Loan prepayment pursuant to this Section 2.06(d) shall be made within five (5) Business Days of the closing of the last Qualified Real Estate Asset Sale to cause Net Proceeds to equal or exceed the remaining outstanding principal balance of the Term Loan. Contemporaneously with the Borrower’s delivery of its Compliance Certificates pursuant to Section 6.02(b) of this Agreement, the Borrower agrees to notify the Administrative Agent of each Qualified Real Estate Asset Sale that has closed within the most recent fiscal quarter then ended, and shall include in such notice such financial information regarding such sales as the Administrative Agent shall reasonably require including, without limitation, the gross sale price, all closing costs and expenses paid by the Borrower or one of its Subsidiaries on account of such sale, the amount of any property-specific debt that was satisfied with the proceeds of, or in contemplation of, such sale, as well as any other consideration received by the Borrower or any Subsidiary, whether cash or non-cash, as a result of such sale. Nothing in this Section 2.06(d) shall be construed to mean or imply that any asset sale is permitted pursuant to the terms of this Agreement except as may be provided pursuant to Section 7.05 of this Agreement.”
     Section 1.06 Amendments to Section 2.09. Section 2.09(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(a) Facility Fee. In consideration of the Revolving Credit Commitments of the Revolving Credit Lenders hereunder, the Borrower Parties shall pay to the Administrative Agent (for the benefit of the Revolving Credit Lenders) a facility fee equal to 0.500% per annum (based on a 360-day year) times the actual daily amount of the Aggregate Revolving Credit Commitments (or, if the Aggregate Revolving Credit Commitments have terminated, on the Outstanding Amount of all Revolving Credit Loans, Swing Line Loans and L/C Obligations), regardless of usage (the “Facility Fee”). The Facility Fee shall accrue at all times during the Availability Period (and thereafter so long as any Revolving Credit Loans, Swing Line Loans or L/C Obligations remain outstanding), including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the first day of each calendar quarter, commencing with the first such date to occur after the First Amendment Effective Date, and on the last day of the Availability Period (and, if applicable, thereafter on demand). All Facility Fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. The Facility Fee shall commence to accrue on the First Amendment Effective Date.”
     Section 1.07 Amendments to Section 6.11. Section 6.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Use the proceeds of the Credit Extensions (a) to repay the Existing Indebtedness, (b) to repay the Outstanding Amount of Term Loans plus any interest accrued thereon, and (c) for acquisitions, development, renovation, working capital in the ordinary course of business, to support letters of credit and other general purposes.”
     Section 1.08 Amendments to Section 6.12(a). Section 6.12(a) of the Credit Agreement is hereby amended by adding the following to the end of Section 6.12(a):
     “Notwithstanding the terms of clause 6.12(a)(ii) above, the Administrative Agent shall have the right, in the exercise of its reasonable discretion, to waive the requirement that the Borrower provide an opinion of counsel with respect to a Consolidated Entity becoming a Guarantor hereunder for any Consolidated Entity that has aggregate assets of less than $10,000,000 and that does not represent more than 2% of the total value of all Unencumbered Properties.”
     Section 1.09 Amendments to Section 7.03(a)(ii). Section 7.03(a)(ii) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(ii) the aggregate Unsecured Debt of the Loan Parties (including any requested or pending Credit Extension) is less than or equal to the sum of (A)(1) the Value of Income Producing Assets (other than the 191 Peachtree Building for so long as Section 7.03(a)(ii)(A)(2) is effective as contemplated by this Agreement) wholly owned by the Loan Parties that are Unencumbered Properties, multiplied by fifty-five percent (55%) plus (2) for so long as the 191 Peachtree Building is wholly owned by the Loan Parties and is an Unencumbered Property (but subject to the provisions of the definition of “Value of Income Producing Assets”), the value of the 191 Peachtree Building (calculated as provided in the definition of Value of Income Producing Assets) multiplied by fifty-five percent (55%), (B) the Value of Non-Income Producing Assets wholly owned by the Loan Parties that are Unencumbered Properties and that are not Land and Condominium Assets, multiplied by fifty percent (50%), plus (C) the Value of Cash Assets wholly owned by the Loan Parties and not encumbered (except for Permitted Liens), multiplied by fifty percent (50%); provided, that to the extent the sum of the amounts calculated pursuant to subclauses (B) and (C) above constitutes more than 20% of the total of the amount calculated pursuant to subclauses (A), (B) and (C) of this clause (a)(ii), such amount shall be reduced to the extent required to cause the amount calculated pursuant to such subclauses (B) and (C) to equal 20% of the total of the amount calculated pursuant to subclauses (A), (B) and (C) of this clause (a)(ii); and”
     Section 1.10 Amendments to Section 7.03(b). Section 7.03(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(b) that is Secured Debt that is recourse to the Loan Parties (not including customary recourse carve-outs relating to nonrecourse Secured Debt) except to the extent that such Secured Debt does not, as of any date of calculation, exceed an aggregate amount equal to ten percent (10.0%) of Total Assets as of such date.”
     Section 1.11 Amendments to Section 7.04. Section 7.04 of the Credit Agreement is hereby amended by deleting the word “and” from the end of clause (a) thereof, deleting the “.” at the end of clause (b) thereof and adding “; and” at the end of such clause (b), and by adding a new clause (c) thereto as follows:
     “(c) Any Guarantor may be dissolved if such Guarantor is being released from its Guaranty by the Administrative Agent pursuant to the terms of Section 9.11(d) hereof, and any other Consolidated Entity that is not a Loan Party may be dissolved if it ceases to hold material assets.”
     Section 1.12 Amendments to Section 7.06(a). Section 7.06(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(a) the Borrower may, during any taxable year, declare or make Restricted Payments if the Borrower’s Consolidated Leverage Ratio, as of the end of the preceding taxable year, is less than or equal to 0.55 to 1.00; provided, however, that if the Borrower’s Consolidated Leverage Ratio is greater than 0.55 to 1.00 as of the end of any taxable year, the Borrower may, during the next taxable year, only declare or make Restricted Payments in an amount not to exceed the minimum amount required to maintain REIT status;”
     Section 1.13 Amendments to Section 7.11. Section 7.11 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
     “(a) Shareholders’ Equity. Permit Shareholders’ Equity at any time to be less than the sum of (a) $556,000,000.00, plus (b) an amount equal to seventy percent (70.0%) of the amount of proceeds (net of transaction costs) received by the Borrower or any wholly-owned Consolidated Entity (other than (i) issuances to the Borrower or a wholly-owned Consolidated Entity or (ii) issuances the proceeds of which are used to refinance an existing equity issue) from the issuance of shares of capital stock, warrants, options or other equity securities of any class or character following September 30, 2009.

     (b) Consolidated Unencumbered Interest Coverage Ratio. Permit the Consolidated Unencumbered Interest Coverage Ratio (as calculated as of the end of each calendar quarter of the Borrower based on the information provided pursuant to Section 6.01 hereof) to be less than 1.75 to 1.00.
     (c) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio at any time during the term hereof to be greater than 0.55 to 1.00.
     (d) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio (as of the end of any calendar quarter of the Borrower based on the information provided pursuant to Section 6.01 hereof) to be less than 1.30 to 1.00.
     (e) Consolidated Unencumbered Mortgagability Ratio. Permit the Consolidated Unencumbered Mortgagability Ratio at any time during the term hereof to be less than 1.50 to 1.00.”
     Section 1.14 Amendment to Schedule 2.01(a). Schedule 2.01(a) to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01(a) attached hereto.
     Section 1.15 Amendment to Exhibit E. Exhibit E to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit E attached hereto.
     Section 1.16 Guarantor Acknowledgment. Each Guarantor hereby consents, acknowledges and agrees to the amendment and other matters set forth herein and hereby confirms and ratifies in all respects the Guaranty set forth in Article XI of the Credit Agreement (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment) and the enforceability of such Guaranty against each such Guarantor in accordance with its terms.
     Section 1.17 Representations and Warranties. The Loan Parties, jointly and severally, hereby represent and warrant to the Administrative Agent and the Lenders, as follows:
     (a) The representations and warranties set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the First Amendment Effective Date (as defined below) with the same effect as though made on and as of the date hereof or the First Amendment Effective Date, as the case may be, except to the extent of changes resulting from matters permitted under the Loan Documents or other changes in the ordinary course of business not having a Material Adverse Effect and except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date), except that for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

     (b) On the date hereof and on the First Amendment Effective Date, no Default or Event of Default has occurred and is continuing.
     (c) The execution, delivery and performance of this Amendment by each Loan Party have been duly authorized by all requisite corporate or other organizational action of such Loan Party.
     (d) This Amendment constitutes the legal, valid and binding obligation of each Loan Party that is party hereto enforceable against each such Loan Party in accordance with its terms except (i) that enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive or other forms of equitable relief may be subject to certain applicable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether in a proceeding at law or in equity.
     (e) The execution, delivery and performance of this Amendment by each Loan Party do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or (except for the Liens created under the Loan Documents) the creation of any Lien (other than a Permitted Lien) under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law.
     Section 1.18 Effectiveness. This Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “First Amendment Effective Date”):
     (a) The Administrative Agent’s receipt of the following, each of which shall be originals, PDFs by email or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the First Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the First Amendment Effective Date) and each in form and substance satisfactory to the Administrative Agent:
(i) duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Loan Parties and the Required Lenders;
(ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this

Agreement and the other Loan Documents to which such Loan Party is a party;
(iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the jurisdiction of its incorporation or organization;
(iv) a favorable opinion of McKenna Long & Aldridge, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent, covering such matters relating to the transactions contemplated by this Amendment as the Administrative Agent may reasonably request;
(v) a duly completed Compliance Certificate as of September 30, 2009, signed by a Responsible Officer of the Borrower; and
(vi) such other assurances, certificates, documents, consents or opinions as the Administrative Agent reasonably may require.
     (b) The representations and warranties set forth in Section 1.17 hereof shall be true and correct on and as of the First Amendment Effective Date.
     (c) The Administrative Agent shall have received all fees and expenses required to be paid by the Borrower pursuant to the Fee Letter and pursuant to Section 1.20 of this Amendment.
     Section 1.19 APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF GEORGIA WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.
     Section 1.20 Fees and Expenses.
     (a) The Borrower shall pay (i) all fees required to be paid to the Administrative Agent and the Arranger on or before the First Amendment Effective Date and (ii) all fees required to be paid to the Lenders on or before the First Amendment Effective Date, including the Amendment Consent Fee (defined below). On the First Amendment Effective Date, the Borrower shall pay to the Arranger (for the account of each Revolving Credit Lender that has consented to this Amendment on or before 5:00 p.m., eastern time on Friday, February 12, 2010 (the “Consent Deadline”)) a fee (the “Amendment Consent Fee”) in an amount equal to 0.25% multiplied by the Aggregate Revolving Credit Commitments of such Lender as reflected on Schedule 2.01(a) to this First Amendment.
     (b) The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution,

delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel.
     Section 1.21 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery by facsimile by any of the parities hereto of an executed counterpart of this Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.
     Section 1.22 Credit Agreement. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Default or Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendment. Except as expressly amended herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall include, from and after the First Amendment Effective Date, the Amended Agreement.
     Section 1.23 New Guarantors. (a) C S Lancaster LLC, a Georgia limited liability company and Jefferson Mill Project I LLC, a Georgia limited liability company (collectively, the “New Entities”) are Subsidiaries of the Borrower and, pursuant to Section 6.12 of the Credit Agreement, are required to become “Guarantors” thereunder. Accordingly, by executing this Amendment below, the New Entities hereby acknowledge, agree and confirm with the Lenders that the New Entities hereby become a party to and are deemed to be a party to the Amended Agreement and a “Guarantor” for all purposes of the Amended Agreement, and shall have all of the obligations of a Guarantor thereunder as if they had executed the Amended Agreement. The New Entities hereby ratify, as of the date hereof, and agree to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Amended Agreement. Without limiting the generality of the foregoing, the New Entities hereby jointly and severally together with the other Guarantors, guarantee to each Lender and the Administrative Agent, as provided in Article XI of the Amended Agreement, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.
     (b) The address of the New Entities for purposes of all notices and other communications is 191 Peachtree Street NE, Suite 600, Atlanta, Georgia 30303, Attention of Chief Financial Officer (Facsimile No. (404) 407-1151).
     (c) The New Entities hereby waive acceptance by the Administrative Agent and the Lenders of the guaranty by the New Entities under Article XI of the Amended Agreement upon the execution of this Amendment by the New Entities.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

BORROWER:	COUSINS PROPERTIES INCORPORATED, a Georgia corporation
By:
		Name:	James A. Fleming
		Title:	Executive Vice President and Chief Financial Officer

GUARANTORS:	CARRIAGE AVENUE, LLC, a Delaware limited liability company
	By:	Cousins Properties Incorporated, as managing member

By:
		Name:	James A. Fleming
		Title:	Executive Vice President and Chief Financial Officer

COUSINS TEXAS LLC C/W KING MILL I, LLC CPI 191 LLC COUSINS 191 INVESTOR LLC, each a Georgia limited liability company
	By:	Cousins Properties Incorporated, as managing member

By:
		Name:	James A. Fleming
		Title:	Executive Vice President and Chief Financial Officer

Signature Page

CREC PROPERTY HOLDINGS LLC, a Delaware limited liability company
By:	Cousins Real Estate Corporation, a Georgia Corporation, its Manager and sole member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

Signature Page

COUSINS AIRCRAFT ASSOCIATES, LLC
COUSINS KING MILL, LLC
RIDGEWALK FUNDING LLC
615 PEACHTREE LLC
CCD JUNIPER LLC
SONO RENAISSANCE, LLC
COUSINS MURFREESBORO LLC
CP LAKESIDE 20 GP, LLC
CP LAKESIDE LAND GP, LLC
CP TEXAS INDUSTRIAL LLC
CP SANDY SPRINGS LLC
3280 PEACHTREE I LLC
3280 PEACHTREE III LLC
3280 PEACHTREE IV LLC
3280 PEACHTREE V LLC
3280 PEACHTREE VI LLC
IPC INVESTMENTS II LLC
C/W JEFFERSON MILL I LLC
COUSINS SAN JOSE MARKET CENTER LLC
AVENUE WEBB GIN LLC
COUSINS JEFFERSON MILL, LLC
AVENUE FORSYTH LLC,
each a Georgia limited liability company

By:	Cousins Properties Incorporated, as manager and sole member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

CEDAR GROVE LAKES, LLC NEW LAND REALTY, LLC PINE MOUNTAIN VENTURES, LLC BLALOCK LAKES, LLC, each a Georgia limited liability company
By:	Cousins Real Estate Corporation, a Georgia corporation, its Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President

Signature Page

COUSINS AUSTIN GP, INC. COUSINS AUSTIN, INC. COUSINS REAL ESTATE CORPORATION COUSINS TEXAS GP INC., each a Georgia corporation
By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

COUSINS/DANIEL, LLC, a Georgia limited liability company
By:	Cousins, Inc., as managing member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

Signature Page

COUSINS, INC., an Alabama corporation
By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

COUSINS PROPERTIES SERVICES LLC, a Texas limited liability company
By:	Cousins Real Estate Corporation, its sole member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

COUSINS PROPERTIES TEXAS LP, a Texas limited partnership
By:	Cousins Texas GP Inc., as general partner

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

Signature Page

COUSINS PROPERTIES WATERVIEW LLC, a Texas limited liability company
By:	Cousins Properties Incorporated, as sole member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

COUSINS LA FRONTERA LLC, a Texas limited liability company
By:	Cousins Properties Incorporated, a Georgia corporation, its sole member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

COUSINS CONDOMINIUM DEVELOPMENT, LLC, a Georgia limited liability company

By:	Cousins Real Estate Corporation, a Georgia corporation, its Manager and sole member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

Signature Page

KING MILL PROJECT I LLC, a Georgia limited liability company
By:	C/W King Mill I, LLC, a Georgia limited liability company, its sole member

By:	Cousins Properties Incorporated, a Georgia corporation, its managing member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

COUSINS PROPERTIES PALISADES LLC, a Texas limited liability company
By:	Cousins Properties Incorporated, a Georgia corporation, its Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer
Signature Page

CREC LA FRONTERA LLC, a Texas limited liability company
By:	Cousins Real Estate Corporation, a Georgia corporation, its Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer
Signature Page

CP VENTURE THREE LLC, a Delaware limited liability company
By:	CP Venture LLC, as managing member

By:	Cousins Properties Incorporated, as development manager

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

CP VENTURE SIX LLC, a Delaware limited liability company
By:	CP Venture IV Holdings LLC, as managing member

By:	Cousins Properties Incorporated, as development manager

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

CS LAKESIDE LAND LIMITED, LLLP, a Texas limited liability limited partnership
By:	CP Lakeside Land GP, LLC, a Georgia limited liability company, its General Partner

By:	Cousins Properties Incorporated, a Georgia corporation, its Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

Signature Page

CS LAKESIDE 20 LIMITED, LLLP, a Texas limited liability limited partnership
By:	CP Lakeside 20 GP, LLC, a Georgia limited liability company, its General Partner

By:	Cousins Properties Incorporated, a Georgia corporation, its Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

CCD 10 TERMINUS PLACE, LLC, a Georgia limited liability company
By:	Cousins Condominium Development, LLC, a Georgia limited liability company, its Sole Member

By:	Cousins Real Estate Corporation, a Georgia corporation, its Manager and Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

C-H ASSOCIATES, LTD., a Georgia limited partnership
By:	Cousins Texas LLC, a Georgia limited liability company, its General Partner

By:	Cousins Properties Incorporated, a Georgia Corporation, its Managing Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

Signature Page

ONE NINETY ONE PEACHTREE ASSOCIATES LLC, a Georgia limited liability company
By:	CPI 191 LLC, a Georgia limited liability company, its Managing Member

By:	Cousins Properties Incorporated, a Georgia Corporation, its Managing Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President and Chief Financial Officer

Signature Page

AVENUE RIDGEWALK LLC, a Georgia limited liability company
By:	Cousins Properties Incorporated, a Georgia
corporation, its Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President

CP-TIFFANY SPRINGS INVESTMENTS LLC, a Georgia limited liability company
By:	Cousins Properties Incorporated, a Georgia
corporation, its Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President

CP-FORSYTH INVESTMENTS LLC, a Georgia limited liability company
By:	Cousins Properties Incorporated, a Georgia
corporation, its Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President

Signature Page

COUSINS TIFFANY SPRINGS MARKETCENTER LLC, a Georgia limited liability company
By:	CP Venture Six LLC, a Delaware limited
liability company, its Sole Member

By:	CP Venture IV Holdings LLC, a Delaware
limited liability company, its Sole Member

By:	Cousins Properties Incorporated, a
Georgia corporation, its Development
Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President

COUSINS RESEARCH PARK V LLC, a Georgia limited liability company
By:	Cousins Properties Incorporated, a Georgia
corporation, its Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President

IPC INVESTMENTS LLC, a Georgia limited liability company
By:	Cousins Properties Incorporated, a Georgia
Corporation, its Manager and Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President
Signature Page

C S LANCASTER LLC, a Georgia limited liability company
By:	CP Texas Industrial LLC, a Georgia
limited liability company, its managing member

By:	Cousins Properties Incorporated, a
Georgia corporation, its Manager and Sole Member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President

JEFFERSON MILL PROJECT I LLC, a Georgia limited liability company
By:	C/W Jefferson Mill I LLC, a Georgia
limited liability company, its Sole Member

By:	Cousins Properties Incorporated, a
Georgia corporation, its Managing member

By:
	Name:	James A. Fleming
	Title:	Executive Vice President
Signature Page

LENDERS/AGENTS:

BANK OF AMERICA, N.A., individually in its capacity as a Lender, as Administrative Agent as L/C Issuer and Swing Line Lender
By:
Name:
Title:
Signature Page

EUROHYPO AG, NEW YORK BRANCH, individually in its capacity as a Lender and as Syndication Agent
By:
Name:
Title:

By:
Name:
Title:
Signature Page

PNC BANK, NATIONAL ASSOCIATION, individually in its capacity as a Lender and as Documentation Agent
By:
Name:
Title:
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION, individually in its capacity as a Lender and as Documentation Agent
By:
Name:
Title:
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually in its capacity as a Lender and as Documentation Agent
By:
Name:
Title:
Signature Page

NORDDEUTSCHE LANDESBANK GIROZENTRALE, individually in its capacity as a Lender and as Managing Agent
By:
Name:
Title:
Signature Page

AAREAL CAPITAL CORPORATION, individually in its capacity as a Lender and as Co-Agent
By:
Name:
Title:

By:
Name:
Title:
Signature Page

CHARTER ONE BANK, N.A., individually in its capacity as a Lender and as Co-Agent
By:
Name:
Title:
Signature Page

REGIONS BANK, individually in its capacity as a Lender and as Co-Agent
By:
Name:
Title:
Signature Page

US BANK, as a Lender
By:
Name:
Title:
Signature Page

THE NORTHERN TRUST COMPANY, as a Lender
By:
Name:
Title:
Signature Page

BANK OF NORTH GEORGIA, as a Lender
By:
Name:
Title:
Signature Page

MIDFIRST BANK, a Federally Chartered Savings Association, as a Lender
By:
Name:
Title:
Signature Page

CHEVY CHASE BANK, a division of Capital One, N.A., as a Lender
By:
Name:
Title:
Signature Page

COMPASS BANK, an Alabama banking corporation, as a Lender
By:
Name:
Title:
Signature Page

ATLANTIC CAPITAL BANK, as a Lender
By:
Name:
Title:

Signature Page

SCHEDULE 2.01(a)
REVOLVING CREDIT COMMITMENTS
AND PRO RATA SHARES

	Revolving Credit
Lender	Commitment	Pro Rata Share
Aareal Bank Capital Corporation	$21,000,000	6.00%
Atlantic Capital Bank	4,900,000	1.40%
Bank of America, N.A.	38,500,000	11.00%
Bank of North Georgia	11,900,000	3.40%
Charter One Bank, NA	21,000,000	6.00%
Chevy Chase Bank (a division of Capital One Bank, N.A.)	10,500,000	3.00%
Compass Bank	7,000,000	2.00%
Eurohypo AG New York Branch	35,000,000	10.00%
Midfirst Bank	11,900,000	3.40%
Norddeutsche Landesbank Girozentrale	30,100,000	8.60%
Northern Trust Company	15,400,000	4.40%

PNC Bank National Association	35,000,000	10.00%

Regions Bank	21,000,000	6.00%

US Bank	16,800,000	4.80%

Wachovia Bank National Association	35,000,000	10.00%

Wells Fargo Bank, National Association	35,000,000	10.00%

Total	$350,000,000	100.00%

EXHIBIT E
FORM OF COMPLIANCE CERTIFICATE
     Financial Statement Date:                     ,
To:     Bank of America, N.A., as Administrative Agent
Ladies and Gentlemen:
     Reference is made to that certain Amended and Restated Credit Agreement, dated as of August 29, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Cousins Properties Incorporated, a Georgia corporation (the “Borrower”), the Lenders from time to time party thereto, the Co-Borrowers from time to time party thereto, the Guarantors from time to time party thereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.
     The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                                             of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower and the Borrower Parties, and that:
[Use following paragraph 1 for calendar year-end financial statements]
     1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 6.01(a) of the Agreement for the calendar year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.
[Use following paragraph 1 for calendar quarter-end financial statements]
     1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 6.01(b) of the Agreement for the calendar quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and the Consolidated Entities in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.
     2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.
     3. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the activities of the Borrower during such calendar period and such review has been undertaken with a view to determining whether during such calendar period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]
     [to the best knowledge of the undersigned during such calendar period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]
-or-
     [the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]
     4. The representations and warranties of the Loan Parties contained in Article V or any other Loan Document, or which are contained in any document furnished at any time under this Agreement, are true and correct in all material respects on and as of the date hereof, except to the extent of changes resulting from matters permitted under the Loan Documents or other changes in the ordinary course of business not having a Material Adverse Effect, and except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, (a) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered; (b) Schedule(s) 5.06, 5.09, 5.13 and 5.17 (as applicable) of the Agreement are deemed to include any supplemental information thereto provided in any Compliance Certificate or Request for Credit Extensions delivered prior to the date hereof and the supplemental information (if any) attached hereto.
     5. The financial covenant analyses and information set forth on Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.
     6. Schedule 3 attached hereto sets forth (a) a calculation of the Borrower’s Consolidated Leverage Ratio as of the end of the preceding taxable year and (b) all Restricted Payments made by the Borrower during the current taxable year pursuant to Section 7.06(a) of the Credit Agreement.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     ,                     .

[BORROWER]
By:
Name:
Title:

For the Quarter/Year ended                     (“Statement Date”)
SCHEDULE 2
to Compliance Certificate
($ in 000’s)
I. Section 7.11(a) — Shareholders’ Equity

A.	Shareholders’ Equity at Statement Date	$

B.	70% of Shareholders’ Equity at September 30, 2009	$

C.	70% of proceeds (net transaction costs) received by the Borrower or any wholly-owned Consolidated Entity (other than (i) issuances to the Borrower or a wholly-owned Consolidated Entity or (ii) issuances the proceeds of which are used to refinance an existing equity issue) from the issuance of shares of capital stock, warrants, options or other equity securities of any class or character following September 30, 2009	$

D.	Minimum Required Shareholders’ Equity (Lines I.B + I.C)	$

E.	Excess (deficient) for covenant compliance (Line I.A — Line I.D)	$
II. Section 7.11(b) — Consolidated Unencumbered Interest Coverage Ratio

A.	Consolidated EBITDA generated by Unencumbered Properties:

	i.	Consolidated Net Income	$
	ii.	Interest Expense	$
	iii.	Federal, state, local and foreign income taxes payable	$
	iv.	Depreciation and amortization expense	$
	v.	Proceeds attributable to minority interests	$
	vi.	Consolidated EBITDA (Lines II.A.i + ii + iii + iv + v)	$

B.	Adjusted Unencumbered EBITDA: Adjusted Consolidated EBITDA generated by Unencumbered Properties:

	i.	Consolidated EBITDA generated by Unencumbered Properties (Line II.A.vi above)	$

	ii.	Deemed capital expenditures reserve deduction applicable to such Unencumbered Assets:

a.	$0.35 per rentable square foot of all Income Producing Assets (or any portion thereof) which constitutes office space	$

b.	$0.15 per rentable square foot of all Income Producing Assets (or any portion thereof) which constitutes retail space	$

		c.	$0.15 per rentable square foot of all Income Producing Assets (or any portion thereof) which constitutes industrial space	$
		d.	$200.00 per unit for all Income Producing Assets (or any portion thereof) which constitutes apartments	$
		e.	commercially reasonable reserve agreed to between the Borrower and Administrative Agent with respect to any asset approved by the Administrative Agent pursuant to clause (v) of the definition of “Applicable Capitalization Rate”	$
		f.	Deemed capital expenditures reserve deduction applicable to such Unencumbered Assets (Lines II.B.ii.a + b + c + d + e)	$

	iii.	Adjusted Unencumbered EBITDA (Line II.B.i — Line II.B.ii.f)		$

C.	Interest Expense for Unsecured Debt			$

D.	Consolidated Unencumbered Interest Coverage Ratio (Line II.B.iii ÷ Line C)			_____ to 1.00

Minimum required:				1.75 to 1.00
III. Section 7.11(c) — Consolidated Leverage Ratio

A.	Total Debt	$

B.	Total Assets	$

C.	Consolidated Leverage Ratio (Line III.A ÷ Line III.B)	_____ to 1.00

Maximum permitted:		0.55 to 1.00
IV. Section 7.11(d) — Consolidated Fixed Charge Coverage Ratio

A.	Adjusted Consolidated EBITDA:

	i.	Consolidated EBITDA:

		a.	Consolidated Net Income	$
		b.	Interest Expense	$
		c.	Federal, state, local and foreign income taxes payable	$
		d.	Depreciation and amortization expense	$
		e.	Proceeds attributable to minority interests	$
		f.	Consolidated EBITDA (Lines IV.A.i.a + b + c + d + e)	$

	ii.	Deemed capital expenditures reserve deduction:

		a.	$0.35 per rentable square foot of all Income Producing Assets (or any portion thereof) which constitutes office space	$

b.	$0.15 per rentable square foot of all Income Producing Assets (or any portion thereof) which constitutes retail space	$
c.	$0.15 per rentable square foot of all Income Producing Assets (or any portion thereof) which constitutes industrial space	$
d.	$200.00 per unit for all Income Producing Assets (or any portion thereof) which constitutes apartments	$
e.	commercially reasonable reserve agreed to between the Borrower and Administrative Agent with respect to any asset approved by the Administrative Agent pursuant to clause (v) of the definition of “Applicable Capitalization Rate”	$
f.	Deemed capital expenditures reserve deduction applicable to such Unencumbered Assets (Lines IV.A.ii.a + b + c + d + e)	$

	iii.	Adjusted Consolidated EBITDA (Line IV.A.i — Line IV.A.ii.f)	$

B.	Actual expenses incurred under any Swap Contracts entered into in connection with the Loans that terminated in the fourth calendar of 2009 in an aggregate amount up to but not to exceed $2,765,000 for all calendar quarters		$

C.	Actual expenses incurred under any Swap Contracts entered into in connection with the Loans that result from the prepayment of the Term Facility on or after the First Amendment Effective Date in an aggregate amount up to but not to exceed $8,663,000 for all calendar quarters		$

D.	Fixed Charges:

	i.	Interest Expense of the Combined Parties	$
	ii.	Principal component of all payments made in respect of Capital Lease Obligations	$
	iii.	Payments required to be made (whether or not actually made) in respect of ground rental obligations under ground leases	$
	iv.	Regularly scheduled required principal payments on Indebtedness for Money Borrowed (excluding any scheduled balloon, bullet, or similar principal payment which repays such Indebtedness for Money Borrowed in full)	$
	v.	Rentals payable under leases of real property to the extent not covered in (ii) above	$
	vi.	Dividends paid or payable by Borrower or any of its Consolidated Entities in respect of any class of preferred capital stock	$
	vii.	Fixed Charges (Lines IV.D.i + ii + iii + iv + v +vi)	$

E.	Consolidated Fixed Charge Coverage Ratio ([Lines IV.A.iii + IV.B + IV.C] ÷ Line IV.D.vii)		_____ to 1.00

Minimum required			1.30 to 1.00

V. Section 7.11(e) — Consolidated Unencumbered Mortgagability Ratio

A.	Adjusted Unencumbered EBITDA (Line II.B.iii)	$

B.	Amount of Unsecured Debt	$

C.	Amount of Assumed Debt Service for Unsecured Debt	$

D.	Consolidated Unencumbered Debt Service Coverage Ratio (Line V.A ÷ Line V.C)	_____ to 1.00

Minimum required:		1.50 to 1.00
VI. Section 2.06(d) — Qualified Real Estate Asset sales

A.	Total net proceeds from Qualified Real Estate Asset Sales closing during the quarter beginning [ ] and ending on [ ]	$

B.	All supporting documentation required by Section 2.06(d) is for all sales listed in VI.A. above are attached hereto as Schedule 4

C.	Total net proceeds from Qualified Real Estate Asset Sales since [January 1, 2010] [the initial Term Loan prepayment made pursuant to Section 2.06(d)]	$

For the Quarter/Year ended                                         (“Statement Date”)
SCHEDULE 3
to Compliance Certificate
($ in 000’s)
Section 7.06(a) — Restricted Payments

A.	Consolidated Leverage Ratio as of the end of the preceding taxable year:

	i.	Total Debt	$

	ii.	Total Assets	$

	iii.	Consolidated Leverage Ratio (Line A.i ÷ Line A.ii)	_____ to 1.00

B.	Restricted Payments made or declared during this taxable year		$ *

*	If Line A.iii is greater than 0.55 to 1.00, then Line B may not exceed the minimum amount required to maintain REIT status.